UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 24, 2001



                                  OXIGENE, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                    0-21990                         13-3679168
---------------              -------------                 --------------------
(State or other              (Commission                   (IRS Employer
jurisdiction of               File Number)                  Identification No.)
incorporation)



                               321 Arsenal Street
                               ------------------
                         Watertown, Massachusetts 02472
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (617) 673-7800


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Item 5. Other Events and Regulation FD Disclosure.

On October 24, 2001, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that it has regained full development and licensing rights to its Combretastatin family of vascular targeting agents, following a decision by the Registrant and Bristol-Myers Squibb to conclude their research collaboration and licensing agreement. The Registrant also announced that it would end further clinical development of its benzamide-based product, Declopramide, to focus its resources exclusively on vascular targeting.

Item 7. Financial Statements and Exhibits.

(c)  The following exhibits are filed with this report:

Exhibit Number                              Description
--------------                              -----------

    99.1              Press release of Registrant dated October 24, 2001.

    99.2 Transcript of conference call conducted by Registrant on October 25, 2001.


Item 9. Regulation FD Disclosure.

On October 25, 2001, the Registrant held a conference call (the "Conference Call") to discuss Third Quarter results and to comment on the acquisition of the full development and licensing rights to its Combretastatin family of vascular targeting agents following the conclusion of the research collaboration and licensing agreement with Bristol-Myers Squibb. A transcript of the Conference Call is attached hereto as Exhibit 99.2.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 OXIGNENE, INC.
                                  (Registrant)



Date: October 29, 2001            By: /s/  Frederick Driscoll
                                      -----------------------
                                  Name:    Frederick Driscoll
                                  Title:   President of Operations and Finance



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

                                  EXHIBIT INDEX

Exhibit Number                            Description
--------------                            -----------

   99.1              Press release of Registrant dated October 24, 2001.

   99.2 Transcript of conference call conducted by Registrant on October 25, 2001.


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